Regency Energy Partners
Investor Day Presentation
 June 2008

Forward Looking Statements
NASDAQ: RGNC
This presentation may contain statements about future events and Regency Energy
Partners LP’s (“Regency Energy Partners”, “Regency” or the “Partnership”) outlook and expectations, which are forward-looking statements. Although Regency believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Regency’s business prospects and performance, causing actual results to differ from those discussed during this presentation.
Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management’s control, involved in gathering, processing, transportation, contract compression and marketing of natural gas. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect,
Regency’s actual results and plans could differ materially from those expressed in any forward-looking statements. These risks and uncertainties are discussed in more detail in Regency’s filings with the Securities and Exchange Commission, copies of which are available to the public.
The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Agenda

Overview, Strategy and Vision
Byron Kelley, CEO
Gathering & Processing and Transport Segments
Overview
Rick Moncrief, COO
Contract Compression Services Segment Overview
Randy Dean, President
CDM Resource Management
Financial Overview
Stephen Arata, CFO

Overview, Strategy and Vision
Byron Kelley, CEO

$240 million
Regency History

Capturing growth opportunities from acquisition platforms
$332 million
59%
41%
$977 million
invested
$405 million
$965 million
$146 million
$252 million
$1,363 million
invested
$1,370 million
$386 million
$584 million
$2,340 million
Acquisitions
Bolt-on Acquisitions
Organic Growth
Total
 ¹ Initial platform is defined as businesses initially acquired by HM Capital (Louisiana, Midcontinent and West Texas assets)
 ² Add-on platform businesses are defined as our compressor segment, East and South Texas assets

Recent Platform Acquisitions

Acquisitions
Type
Strategic Relevance
Growth Opportunities
CDM Resource
Management Ltd. -
$698 million
Platform
• Source of stable, fee-based cash
 flows
• Provides synergies with Regency’s
 existing operations
• Experienced management team
 with proven ability to deliver
 visible long-term organic growth
 projects
• Expand market share in existing
 regions - fastest growing regions are
 North Louisiana, Fayetteville Shale,
 and Barnett Shale
• Consolidate and optimize Regency’s
 existing compression
• Enter into new regions
TexStar Field
Services LP -
$267 million¹
Platform
• Provided two new geographic
 regions to gather and process gas
• Opportunity for organic growth
 projects around assets
• South and East Texas regions provide
 an opportunity to treat and process
 sour gas
Completed $965 million of step-out acquisitions since 2006
 1 Excludes closing costs and $82 million for the Como acquisition which is considered a bolt-on acquisition

Recent Bolt-On Acquisitions

Completed $386 million of bolt-on acquisitions since 2004
Acquisitions
Type
Strategic Relevance
Growth Opportunity
Nexus Gas
Holdings LLC
$88 million1
Bolt-on
• Provides additional gathering
 volumes to our existing
 Louisiana assets
• Strategically located to
 capitalize on the developing
 Haynesville Shale
• Contract to purchase 136 miles
 of pipeline from Sonat
 (pending approval of
 abandonment by FERC); this
 will enable the Nexus
 gathering system to be
 integrated with Regency’s
 existing North Louisiana assets
FrontStreet
Hugoton LLC
$152 million
Drop down Acquisition from
GE EFS
• Increases our foot print in the
 mid-continent region
• Potential to consolidate assets
Pueblo
Midstream Gas
Corporation
$64 million
Bolt-on
• Provides new source of rich,
 sour gas for South Texas
 system
• Consolidate gas flows to Tilden
 plant with fuel savings
• Edwards Lime JV
Como
$82 million
Bolt-on
• Consolidate gas for greater
 efficiencies
• Consolidate with Eustace
 facility
 1 Upon the successful conclusion of FERC abandonment and jurisdictional proceedings, Regency will pay an additional $52.5 million to acquire certain Sonat assets near the Nexus system

Recent Organic Growth Projects

On schedule to complete $584 million of organic growth projects since 2004
Year
Amount
Key Projects
2008
$208 million
• Construction of a 40 mile, 10 inch diameter pipeline
 in west Texas
• Construction and equipment related to a partnership
 in south Texas
• Compression and gathering in south Texas
• Dubach Plant expansion
• Addition of 175,000 HP in the Compression Segment
2007
$78 million
• Constructed 20 miles of 10 inch pipeline which
 connected the Fashing Processing Plant to the Tilden
 Processing Plant in south Texas; completed May 2008
• Reconfigured Tilden Processing Plant
• Re-built and activated existing nitrogen rejection unit
 at Eustace Processing Plant
• Constructed 31 miles of 12 inch pipeline in south
 Texas
• Electrified and added an acid injection well at Tilden
 Plant
2006
$122 million
• Two new 200 MMcf/d dew point control facilities
• Compression optimization and additional gas gathering
• Loop of a western segment of our intrastate pipeline
• Expansion of North Louisiana gathering and processing
 system
2005
$176 million
• Completed the Regency Intrastate Enhancement
 Project for our intrastate natural gas pipeline

Construct 20 miles of 10 inch pipe and reconfigure Tilden Plant

Announced Organic Growth Projects 2008
1 Costs shown represents Regency’s net estimated growth capital for the joint venture. Regency owns approximately 60%
² 2008 organic growth capital includes $16 million of other miscellaneous projects
Project
Description
Region
Capital
Budgeted
($ Millions)
Expected
Return
(EBITDA
Multiple)
Status
Delta to Fashing Pipeline
 South
 Texas
25
5.0x
 Complete
 Q2 2008
 Dubach Plant Expansion
 Increase processing capacity in
 the Dubach area
 North
 Louisiana
11
3.4x
 Phase 1: Q2 2008
 Phase 2: Q3 2008
 Compression and
 Gathering in South Texas
 Construct 11 miles of 10-12 inch
 pipeline and add low pressure
 compression
 South
 Texas
7
4.2x
 In-progress
 Q2 2008
 Edwards Lime
 A 40 mile project with Enduring
 Resources in South Texas
 South
 Texas
121
3.6x
 In-progress
 Q2 2008
 Woodward Mountain
 Construct 40 miles of 10 inch pipe
 and add low pressure compression
 West Texas
19
5.7x
 In-progress
 Q4 2008
 Compression Additions
 175,000 additional horsepower
 Various
118
7.0x
 On-going
Total2
192
6.1x

Colorado
Kansas
Oklahoma
Arkansas
Texas
Louisiana
LEGEND
Contract Compression Operating Base
Gathering & Transportation Systems
Treating/Processing Facility
Regency Regional Offices
Regency Corporate Headquarters

Attractive Assets
Located in productive natural gas producing regions including Louisiana, Texas, Arkansas and the Mid-Continent region of the United States

 1 As of June 4, 2008; unit price closed at $27.40
 2 Debt balance is calculated as of 3/31/2008
 3 As of March 31, 2008
 4  Excludes the inactive Lakin and Como plants
 5 Eagle Pass and Haughton plants are being redeployed to North Louisiana in response to volume growth
 6 Includes Nexus volumes
Operating Statistics
Current3
IPO
Pipeline (Miles)
6,214
3,350
Treating/Processing Plants4,5
9
5
Compression (HP)
890,000
130,000
 - Contract Compression (HP)
616,000
0
 - Gathering (HP)
 - Transportation (HP)
245,000
28,000
112,000
18,000
Throughput (Bcf/d)6
1.5
0.7
Employees
671
153
Capitalization
Current¹
IPO
Market Capitalization ($bn)
2.0
0.8
Enterprise Value2 ($bn)
3.0
1.1

Attractive Market Dynamics

▶ Thin margin between supply
 and demand
▶ Domestic production costs
 continue to escalate
▶ Crude oil prices are at all
 time highs
▶ Fractionation spreads are
 strong
▶ Natural gas relative to crude
 oil is undervalued
▶ Higher drilling activity
 required to sustain current
 supply
▶ Growing global energy
 demand
▶ Growing natural gas power
 generation demand in United
 States
▶ Likely climate change
 legislation
▶ Pipeline infrastructure
 needed, as domestic
 production is experiencing
 shift from conventional
 production basins to new,
 unconventional basins
▶ New gathering, processing
 and transportation
 infrastructure needed to
 facilitate ongoing
 exploration and production
 efforts
▶ New storage development
 needed to facilitate
 increasing levels of imports
▶ New compression needed to
 underpin all of the above
 and support declining
 wellhead pressures in
 conventional basins
Strong market fundamentals drive increased infrastructure needs
Strong Market
Demand
Strong Commodity
Prices
Increased
Infrastructure Needs

10.00
12.00
14.00
16.00
18.00
20.00
22.00
24.00
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
LNG
Pipeline Imports
Domestic Production
New Infrastructure Needed

1 EIA March 2008
Shift in supply sources and market demands creates additional infrastructure requirements
▶ Domestic production continues to increase as pipeline imports are predicted to fall
▶ Expect to see some additional convergence between gas and oil prices over time
 ― Imports required to meet full US demand
 ― Implies price competition with other global markets
▶ As industry struggles to meet demand by exploiting new supplies, US midstream infrastructure will need to be expanded
▶ Anticipate that the midstream sector will make substantial capital investments
US Natural Gas Supply 2005 - 20201

Why North American Energy Infrastructure?
What We Are Seeing
What It All Means
▶ As conventional supply basins have continued to decline, producers have turned to unconventional sources of natural gas such as tight sands, shale plays, and coal bed methane
▶ Unconventional wells generally exhibit steeper “decline curves” than conventional wells, meaning that production rates drop off quickly after the first couple of months of production
▶ These steeper decline curves require a continued pace of development to meet forecasted consumption levels
▶ In addition, these new developments are generally:
 — In new areas that require significant investments in gathering infrastructure as well as capital to tie them into the existing transportation grid
 — In existing areas, but producing different quality gas (e.g., high pressure, high CO2 content) which requires new gathering, processing, and/or treating infrastructure
▶ Industry experts forecast required North American capital expenditures of $10 billion per year to meet the future needs of consumers and suppliers
▶ Investments are generally in long-lived, high-value physical assets
▶ Significant barriers to entry, which generate attractive organic investment opportunities
▶ Increased demand for compression in the US

U.S. Production vs Consumption
Bcf/d
70
60
50
40
30
20
10
0
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
Dry Production
Consumption

Why North American Energy Infrastructure?
Widening Gap Between Consumption and Production…
Source: EIA

Source: HPDI

60
50
40
30
20
10
-
Bcf/d
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Texas
OK/KS
Louisiana
Rockies
Other
Shallow Gulf
Western Canada

Declining Conventional Production

Source: ICF International
Shallow Gulf and Western Canada declining, but Continental US mostly flat
Projected Conventional Gas Production

As time progresses volume predictions continue to become more bullish

Barnett Shale Forecast Comparison
Average Daily Production MMcf/d
6,000
5,750
5,500
5,250
5,000
4,750
4,500
4,250
4,000
3,750
3,500
3,250
3,000
2,750
2,500
2,250
2,000
1,750
1,500
1,250
1,000
750
500
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024
Cumulative Production Through 2025 (TCF)
2008 32.4
2007 27.7
2006 21.4

Shale Development Characteristics

Source: ICF International
2008
2007
2006

10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
MMcfd
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024
Haynesville
Woodford
Fayetteville
Barnett

Regency’s Assets Strategically Located

Source: ICF International
Regency is well positioned to capitalize on the growth of the new shale developments
Projected Gas Production

Resource Cost at Wellhead in $/MMBtu
$14
$12
$10
$8
$6
$4
$2
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
100,000
110,000
Barnett
Woodford
Fayetteville

Production Costs in the Shales
▶ For the Barnett, Woodford, and
 Fayetteville Shale combined, there
 are almost 140 Tcf of reserves
 available at wellhead prices or $6
 per Mmbtu or less.
▶ Abundant shale gas production is
 available as long as gas prices remain
 above $5 per Mmbtu.
Note: Assumes 40-acre spacing of wells.
Source: ICF International
Billions of Cubic Feet of Reserves in New Completions

U.S. Gas Well Completions

43,000
41,000
39,000
37,000
35,000
33,000
31,000
29,000
27,000
25,000
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

What it means for the midstream sector
 Increased drilling should drive additional growth for our gathering and processing and compression segments

Source: ICF International

Attractive Formula for Success
Dedicated and
Experienced
Management Team
Strong Sponsor
 ▶ Solely focused on Regency
 ▶ Incentivized to grow cash
 flow per unit
 ▶ Excellent track record of
 closing transactions
 ▶ Active merger and acquisition
 history
 — GE EFS invests over $5
 billion annually in the
 energy and water
 industries
 ▶ Regency is the principal
 growth platform for GE EFS in
 the midstream sector
 ▶ Use complementary strengths
 of both organizations
 ▶ Consolidator of midstream
 assets
 ▶ Strong YTD activity of
 acquisitions
 ▶ Currently own sizable
 portfolio of assets:
 — Interstate pipeline
 — Storage
 — Processing
Greater Growth
Potential
Regency
Partnership
GE EFS

Attractive Assets
Attractive Market Dynamics
Attractive Future
Attractive Formula for Success
Attractive Results

Attractive Future

REGENCY
ENERGY PARTNERS

Provide consistent growth in unit holder value

+

Achieve investment grade status

▶ Obtain scale in our business segments and regions
▶ Manage using a results-oriented organizational philosophy
▶ Balance our business profile - by sector, region and
 commodity exposure
▶ Enhance our financial strength
Our Corporate Mission and Key Objective

Mission
Key Objective
Implications

✓			
	✓			
	✓	✓	✓	✓
	✓	✓	✓	✓
		✓	✓	✓
		✓	✓	✓
			✓	✓
			✓	✓
				✓

Implication: Scale
“Doubling our assets and EBITDA requires relentless focus on the following strategies…”
By leveraging our existing footprint, executing on expansion projections and effectively integrating acquired assets, we will optimize the return on each asset

Maximize
Asset Value
Asset
Expansion
Greenfield
Development
Acquisitions
▶  Optimize portfolio performance
▶ Rationalize in a disciplined approach
▶ Realize synergies across business segments
 and regions
▶ Utilize and build upon customer
 relationships
▶ Employ a thorough understanding of
 market fundamentals and trends
▶ Respond quickly to market intelligence
▶ Apply strong analytical capabilities
▶ Maintain financial strength to capitalize
 on attractive opportunities when available
▶ Leverage relationship with GE EFS to
 jointly pursue opportunities

REGENCY ENERGY PARTNERS

Regency Energy

Transport
- RIGS
- Gulf States
- RGM

Gathering & Processing
- Mid-Continent
- Louisiana
- West Texas
- South Texas
- East Texas

Compression
- Southwest
- Southeast
- Northwest
- Northeast

Regency Energy
Performance Management Tracker
Gathering & Processing — MidCon Region

	2007 A	2008 B	2008 F	2009 P	2010 E	2011 E	2012 E	2013 E
Financial Performance:								
EBITDA								
Operating Expense								
CAPEX								
Contribution Margin								
Key Business Metrics:								
Avg. Daily Throughput (Mmbtu/d)								
Liquids (Bbls/d)								
Utilization (%)								
Availability (%)								
New Well Connects								
Responsible Operations:								
Controllable O&M ($'s)								
Lost Time Incidence Rate (per 200,000 hrs)								
Recordable Incidence Rate (Per 200,000 hrs)								
Vehicle Incidents Rate (Per X miles)								
Reported Environmental Incidents (TBD)								
Reported Pipeline Integrity Incidents (TBD)								
Customer Satisfaction:								
Cutomer Ranking (TBD)								

Indicates above target (green)
Indicates below target (red)

Performance Management Metrics

Illustrative Example

Areas of Focus

- Continually seek operational enhancements and integration across businesses
- Develop integrated corporate culture focused on safety, environmental compliance, and financial results
- Employ strong strategic planning and performance management processes
- Build/buy complementary assets that provide growth

Management Commitment

- Deliver on promises to customers/unit holders/co-workers
- Demand accountability
- Reward initiative and excellent performance
- Respect our customers and employees
- Maintain a culture based on ethical and fair dealings

Implication: Results-Oriented Management Philosophy
“Build and retain a committed, strong management and employee team that is highly motivated and focused on results”
By establishing a unified culture of excellence, we will be better positioned to more consistently deliver on our goals and optimize our return on invested capital

Storage
Interstate Pipeline
Gathering and Processing
Contract Compression
Intrastate Pipeline

Implication: Balanced Business Profile
“Optimize the growth of cash flow while taking into account the stability of the market sector”
▶ Diversification of segments provides multiple earnings streams and reduces risk
▶ As scale increases, focus will be on adding businesses with stable, growing cash flows
Current Business Mix
Trending Toward
Conceptual Example

Contract
Compression
Intrastate
Pipeline
Gathering and
Processing

Achieve Investment Grade Characteristics
Leverage Relationship with GE EFS
Conservatively finance acquisitions and growth projects

Implication: Financial Strength
“Maintain a solid balance sheet that allows for financial flexibility to pursue growth opportunities”

Key to Success
“Relentless focus on execution”

Regency will strive for top quartile total annualized returns to unit holders through our relentless focus on execution

Questions & Answers
Overview, Strategy and Vision

Segment Detail

Gathering & Processing and
Transportation Overview
Rick Moncrief, COO

Regency's operations are located in Texas, Louisiana, Kansas and Oklahoma

Mid-Continent
Colorado
Kansas
Oklahoma
Arkansas
Texas
Louisiana
ion Operating Base
portation Systems
Facility
Offices
Regency Corporate Headquarters

Midstream Overview
North Louisiana
West Texas
South Texas
East Texas
Plants
1
Gathering System Length
(Miles)
371
Compression (HP)
25,665
Plant Capacity (MMcf/d)
65
Plants1
1
Gathering System Length
(Miles)
3,470
Compression (HP)
105,630
Plant Capacity (MMcf/d)
50
Plants
1
Gathering System Length
(Miles)
750
Compression (HP)
47,000
Plant Capacity (MMcf/d)
125
Treating Facilities
2
Gathering System Length
(Miles)
623
Compression (HP)
27,828
Plant Capacity (MMcf/d)
175
Gathering
Plants2
4
Gathering System Miles
680
Compression (HP)
39,100
Plant Capacity (MMcf/d)3
510
Transportation
Length (miles)
330
Compression (HP)
28,375
RIGS Pipeline Capacity
(MMcf/d)
910
1 Excludes the idle Lakin plant
2 The Haughton and Eagle Pass plants have been relocated to North Louisiana and are being consolidated into the Dubach facility
3 The consolidation of the Haughton plant into the Dubach facility is scheduled to come on-line during Q3 2008
Treating/Processing Facility
Regency Regional Offices
Regency Corporate Headquarters
Gathering & Transportation Systems
Contract Compression Operating Base

ARKANSAS
LOUISIANA
ARKANSAS
LOUISIANA
TEXAS
LOUISIANA
Lisbon Plant
Elm Grove Plant
NORTH LOUISIANA AREA MAP
SCALE IN MILES
LOUISIANA

▶ EXCO
▶ Sampson
▶ Petrohawk
▶ Devon
▶ Comstock
▶ Samson
Plants
Dubach Processing Plant
Lisbon Processing Plant
Elm Grove Refrigeration Plant
Dubberly Refrigeration Plant
Gathering Systems
Dubach/Calhoun/Lisbon Gathering System
Nexus Gathering System
Transport Systems
Regency Intrastate Gas System (RIGS)
Gulf States Transmission

North Louisiana
Key Assets
Key Producer Customers
▶ Integrated gathering, processing and transmission system accessing prolific gas fields across North Louisiana and East Texas
▶ Provides full suite of Producer Services
 Gathering  Compression  Dehydration
 Processing Dew point control Gas marketing
▶ RIGS provides direct access to premium interstate markets and major power generation plants
Dubach
Plant
Dubberly
Plant
Regency Intrastate Gas System
Gathering Assets
Processing Plants
NGL Line
Gulf States Transmission
Primary Producing Formations
▶ Cotton Valley
▶ Bossier
▶ Hosston
▶ James Lime
Area
Shown

NORTH LOUISIANA AREA MAP

MMcf/d
194% CAGR
80
70
60
50
40
30
20
10
0
Dec-05
Feb-06
Apr-06
Jun-06
Aug-06
Oct-06
Dec-06
Feb-07
Apr-07
Jun-07
Aug-07
Oct-07
Dec-07
Prior Years
2006
2007

2007-2008 Drilling Activity
Increasing Terryville Drilling Activity

▶ Regency is continuing to expand its gathering system in the active Terryville Field which feeds the
 Dubach/Lisbon processing complex
 — Production has increased primarily due to drilling in the Cotton Valley and Grey Sand formations
 — Potential to extend field further into Claiborne Parish
 — Petrohawk, the largest producer in the field, plans to spend more than $120 million to drill 75 wells during 2008 and estimates the resource potential at 1.0 TCfe2
 — Recent new supply addition of 10MMcf/d from Clayton Williams and a verbal agreement to add 15
 MMcf/d from another third party
North Louisiana system is well positioned to capture increasing volumes
1 Source: HPDI, LLC
2 Estimate based on Petrohawk’s investor presentation 5/21/2008
Terryville Field Volumes 2006-20071
Dubach
Plant
Lincoln
Parish
Claiborne
Parish
Gas wells Jan 2007 to Current1
Gas wells prior to 20071
Regency Intrastate Gas System
Gathering Assets
NGL Line
Processing Plants
Lisbon
Plant

NEXUS AREA MAP
SCALE IN MILES
TEXAS
LOUISIANA
LOUISIANA
TEXAS

Nexus Historical Volumes
27.5% CAGR
MMcf/d
0
20
40
60
80
100
120
140
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08

Nexus Gathering System
 ▶ Desoto Parish is the most active drilling area in Louisiana with additional upside into Shelby County, Texas
 ▶ Significant volume upside with the creation of downstream takeaway capacity for the system
 — Horizontal completions increasing deliverability and improving drilling economics
 — In-fill drilling opportunities with down-spacing of wells
 ▶ Nexus acquisition economics are accretive regardless of execution of pending Sonat acquisition
 ▶ Nexus volumes have increased to 125MMcf/d
Provides Regency with significant gathering footprint in active drilling area that has limited downstream takeaway capacity
Joaquin
Nexus Gathering System
Gas wells Jan 2007 to Current1
Gas wells prior to 20071
1 Source: HPDI, LLC
Area
Shown
Desoto
Parish
Shelby
County

ARKANSAS
LOUISIANA
ARKANSAS
LOUISIANA
Lisbon Plant
TEXAS
LOUISIANA
Elm Grove Plant
TEXAS
LOUISIANA
NORTH LOUISIANA AREA MAP
SCALE IN MILES
LOUISIANA

- Strategic fit for RIGS
  - Additional supply and margin stability for RIGS
  - Moves Regency further upstream to provide wellhead-to-market service
  - Increases exposure to active supply sources

Purchase of Sonat Assets would connect Nexus to RIGS
Dubach
Plant
Dubberly
Plant
SNG lines to be acquired
Existing Regency Assets
Regency Processing Plants
With the purchase of Nexus, Regency acquired an agreement to purchase certain Sonat assets
Acquisition
▶ Contract is for $52.5 million,
 contingent upon FERC approval of
 abandonment as a jurisdictional
 pipeline
▶ Sonat purchase includes three pipes
 and a compression station
 — 34 miles of 10” pipeline, 57
 miles of 14” pipeline and 45
 miles of 16” pipeline
 — Regency will install, pending
 the outcome of FERC
 proceedings, a 22 mile loop to
 significantly increase
 downstream takeaway capacity
 for Nexus
 — Addition of processing plant at
 Bienville
Bienville
Plant
(Future)
Future Processing Plant
Future 22 mile loop
Area
Shown

Webster
Harrison
Caddo
PVA Fogle #5H
IP 8 Mmcfe/d
Expect 10-15 Mmcfe/d
195' HV Shale
228' HV Shale
148' HV Shale
Panola
Shelby

36

Highlights
Haynesville Shale Development
▶ 20+ rigs expected to be operating by end of 2008
 — Expected to be horizontal play
 — Resource potential up to 20 TCFE
▶ Depth range of 10,500’ - 13,000’
 — Potential for substantial production
 — Over pressured reservoir
 — High levels of CO2 and H2S
▶ Regency well positioned to exploit activity
▶ System configuration allows for efficient treating
 opportunity
▶ Capacity can be added on RIGS to handle early results
▶ Significant future organic growth opportunities with
 development
Over 1.3 million acres leased in Haynesville area
Chesapeake
500,000 Acres
Devon
105,000 Acres
EXCO
150,000 Acres
Comstock
95,000 Acres
EOG
150,000 Acres
El Paso
80,000 Acres
Petrohawk
150,000 Acres
XTO
80,000 Acres
Regency is well positioned to exploit opportunities in Haynesville Shale
Regency Processing Plants
Future 22 mile loop
SNG lines to be acquired
Existing Regency Assets
Note:  Highlighted area on map represents estimated Petrohawk acreage ownership at 1/1/08
Source: Petrohawk’s investor presentation 5/21/2008 with Regency’s assets included
Projected Field Boundary
Petrohawk currently drilling
Haynesville data points
Haynesville net isopach data points
Petrohawk 2008 planned new drills

TEXAS
MEXICO
Fashing Plant
SCALE IN MILES
TEXAS

Tilden (Treating)
Fashing (Treating)

Gathering Systems

LaSalle (Rich/Sweet)
Fashing (Lean/Sour)

- Assets configured to provide distinct niche services by area of service:

- Increasing interest in sour gas plays (Edwards/Sligo/Buda)
- Continued activity in traditional plays (Olmos/Austin Chalk)
- Only operating midsteam gathering assets with associated treating facilities in the region
- Once treated, rich gas is sent be processed by third party and lean gas is sent to residue market

Plants
Tilden (Lean/Sour)
Tilden (Rich/Sour)

South Texas
Key Assets
Primary Producing Formations
Key Producer Customers
▶ Olmos
▶ Wilcox
▶ Austin Chalk
▶ Buda
▶ Edwards
▶ Sligo
▶ St. Mary’s
▶ Swift Energy
▶ XTO
▶ BlackBrush
▶ Lewis Energy
▶ Enduring
Tilden
Plant
Regency Treating Plants
Edwards Lime
Gas Gathering Line
Crude Line
— Lean gas treating
— Rich gas gathering
— Rich gas treating
— Low pressure gathering
Area
Shown

REGENCY
ENERGY PARTNERS

TEXAS
MEXICO
SCALE IN MILES
TEXAS

South Texas - Organic Growth
Delta to Fashing
Extension
$25 million
Edwards Lime
$12 million1
LaSalle PJV
$26 million
Tilden Electrification Project
$10 million
Over $80 million invested in optimizing assets
1 Costs shown represent Regency’s net estimated growth capital for the partnership (Regency owns approximately 60%)
Gold River Compression
$7 million
Tilden
Plant
Fashing
Plant
Area
Shown

Wilson
Karnes
Goliad
Fashing Plant

Pawnee Field Production
MMcf/d
60
50
40
30
20
10
0
Jan-90
Jan-91
Jan-92
Jan-93
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08

South Texas - Edwards Lime

▶ Regency owns 60% and Enduring owns 40% of the partnership
 — Enduring dedicated approximately 32,000 acres in Karnes, Dewitt and Bee Counties
 — Regency contributed the idle Fashing treating plant
▶ Enduring completing wells horizontally with some IPs over 10,000 MCFD
▶ Currently, Enduring is producing 14 MMcf/d, with 7 wells drilled and stimulated, 4 wells drilled and unstimulated and 2 shut-in
▶ Significant upside potential with proximity to Pioneer Pawnee system
Edwards Lime is a joint venture between Regency and Enduring Resources
Pioneer Pawnee Plant
1 Source: HPDI, LLC
Edwards Lime Expansion
Area of mutual interest
Producing Gas Wells1
Enduring Resources Operated
Gas Wells1
Regency Treating Plant
Pawnee Field Boundaries
Pioneer Pawnee Plant

Hopkins
Hunt
Morris
Camp
Rockwall
Rains
Wood
Upshur
Kaufman
Van Zandt
Gregg
Smith
EAST TEXAS AREA MAP
SCALE IN MILES
TEXAS
Henderson

- Specialized full well stream; high margin gathering
- Natural gas connected to these systems is typically high in hydrogen sulfide content
- The gathering systems are connected to processing and treating facilities that include sulfur removal units
- Completed shut-down of Como plant during 2007 and re-routed gas to the upgraded Eustace Plant
- Developing sour crude and condensate treating opportunities through Myrtle Springs condensate treater

Assets
Eustace Processing Plant
Eustace Gathering System

East Texas
Key Assets
Primary Producing Formations
Key Producer Customers
▶ Smackover
▶ Valence
▶ Eagle Rock
Myrtle Springs
Liquid Treating
Facility
Eustace Plant
Cedar
Creek
Lake
Regency Processing Plant
Cedar Creek Lake
Gas Gathering Assets
Liquid Treating Facility
Area
Shown

Cedar Creek Reservoir Project (BBOG)

Cedar
Creek
Lake
▶ Wells were plugged due to logistics issues, as Cedar Creek lake is situated between the wells and
 Eustace Plant.
▶ To solve issue, Blackbrush Oil and Gas plans to drill directionally from the Eustace (East) side of the lake to reach the reservoir
▶ Wells scheduled to spud in third quarter of 2008
▶ Regency has entered into an agreement to gather and treat the production
Cedar Creek Lake
Gas Gathering Assets
Blackbrush drilling location
Regency Processing Plant
Area of reservoir
Reschke No. 1
▶ Drilled in 1984
▶ Tested at 1,000-1,200 Mcf/d and 115
 Bbls/d
▶ Plugged in 1990 due to lack of access to
 processing
No. 1 White
▶ Drilled in 1985
▶ Tested at 1,418 Mcf/d and 874 Bbls/d
▶ Plugged in 1990 due to lack of access to
 processing
Ultra White Estate No. 1
▶ Drilled in 1993
▶ Tested at 1,589 Bbls/d and 2,900 Mcf/d
▶ Well plugged due to lack of right-of-
 way access for pipeline
Prior Wells Drilled

NEW MEXICO
TEXAS
Loving
Winkler
Ector
Midland
Reeves
Waha
Crane
Upton
WEST TEXAS AREA MAP
TEXAS
Pecos

Assets

- Prolific mature basin with multiple zones
- Waha Processing Plant has the highest ethane recovery capability in the Permian Basin (>90%)
- System provides a variety of gathering services afforded by multiple pipelines, including low pressure compression, sour gas treating and gas processing
- Potential for shale development (Woodford and Barnett) to the west
- Waha gathering system delivers residue to Waha Hub, a major natural gas market area
- Woodward Mountain extension to be completed October 2008

West Texas
Key Assets
Primary Producing Formations
Key Producer Customers
▶ Devonian
▶ Delaware
▶ Atoka/Morrow
▶ Cherry Canyon
▶ Wolfcamp
▶ Bone Springs
▶ Exxon Mobil
▶ Oxy Permian
▶ Marathon
Waha Processing Plant
Waha Gathering System
▶ Chevron
▶ Finley
▶ BTA
Waha
Plant
Gas Gathering Assets
Woodward Mountain Extension
Regency Processing Plant
Area
Shown

Contract Compression Services Integration

▶ Shut down 3 existing
 compressor stations and
 consolidated to one station
 with two units
▶ Reduced total HP requirements
 by 270 HP to 2,680 HP
▶ Using the same amount of fuel,
 increased line throughput
 capacity by 33%
▶ Able to significantly lower
 gathering line pressures back to
 the wellhead
▶ Secured large acreage
 dedication with active drilling
Project Description
Gas Gathering Assets
Compressors removed from service
Regency Processing Plant
Waha Plant
New compressors
Improving system performance by optimizing compression assets in West Texas
Shifting management of Regency’s compression assets to the Contract Compression
Services segment

MIDCONTINENT AREA MAP
SCALE IN MILES
COLORADO
KANSAS
OKLAHOMA
COLORADO
KANSAS
COLORADO
KANSAS
OKLAHOMA
KANSAS
OKLAHOMA
REGENCY

Mocane Processing Plant

Gathering Systems

Plants
FrontStreet Hugoton
Lakin
Mocane-Laverne
Greenwood

Mid-Continent
Key Assets
Primary Producing Formations
Key Producer Customers
▶ Chase
▶ Morrow
▶ Chester
▶ Completed acquisition of FrontStreet Hugoton from a GE affiliate during Q1 of 2008
▶ Acquisition greatly expands Regency’s presence in the region and increases fee-based margin
▶ Prolific, mature basin with stable average decline rates
▶ Mocane and Lakin systems are increasing volumes by attracting new producers
▶ Primary growth potential comes from consolidation plays in the region
Mocane
Plant
Gas Gathering Assets
FrontStreet Hugoton System
Regency Processing Plant
Area
Shown
▶ BP
▶ Oxy
▶ Cimarex
▶ EXCO

MIDCONTINENT AREA MAP
SCALE IN MILES
COLORADO
KANSAS
OKLAHOMA
COLORADO
KANSAS
OKLAHOMA
KANSAS
OKLAHOMA
REGENCY

Rate per Mcf
MMcf/d
$1.60
$1.55
$1.50
$1.45
$1.40
$1.35
$1.30
$1.25
$1.20
120
115
110
105
100
95
90
85
80
75
70
Year 1
Year 2
Year 3
Year 4
Year 5
Rate
Volumes

FrontStreet Hugoton Acquisition

Gas Gathering Assets
FrontStreet Hugoton System
Regency Processing Plant
▶ Unique rate structure which limits downside risk
▶ Operated by BP America Production Company
▶ 1,870 miles of pipeline and 4 main compressor stations with approximately 63,500 of combined HP
Conceptual Example

Environmental and Safety

Committed to the achievement of excellence in the area of environmental, health and safety performance
Goal:
Reliable delivery of products to customers with no adverse affects on employees, customers, public and the environment
Safety
Environment
Key Metrics
▶ OSHA Recordable Injuries/Illnesses
▶ Incident Rates
▶ Vehicle Accidents
▶ Number of Regulatory Inspections
▶ Number of Reportable spills
▶ Number of Air Exceedences
▶ Number of Water Exceedences
▶ Notices of Violations
Compliance and
Continuous Improvement

Environmental Initiatives Completed Since 2007

Consolidation
Capture Gas to Atmosphere
Replacement of Old
 Compressors
▶ Retired grand-fathered
 high emission Como and
 Fashing Plants
▶ Created operating cost
 savings and increased
 recoveries by rerouting
 gas to lower emission
 plants
▶ Implemented projects to
 direct gas vapors into
 pipelines
▶ Redirect flare volumes
 back to pipeline
▶ Saving emissions and lost
 revenues
▶ Retired compression with
 dirty exhaust and low
 fuel efficiencies
▶ Created savings in
 operating expenses, fuel
 and emission fees
Proactively invested capital to reduce emissions while optimizing our assets

Synergies and Asset Optimization

We have a history of producing operational synergies and expect to aggressively pursue more in the future
Synergies
Asset Optimization
Executed:
▶ Consolidated Como Processing Plant
 volumes into our Eustace plant in East
 Texas
▶ Tilden Electrification - fuel savings
▶ Eustace Upgrade - increased NGL
 recoveries
▶ Consolidated and aggregated volumes
 in South Texas
▶ Waha Compression Consolidation -
 improved capacity with no increase in fuel
In-progress:
▶ Moving idle equipment into North
 Louisiana
▶ RIGS Compression Configuration- fuel
 savings and increased capacity
▶ Focus on synergies with contract
 compression operating culture
▶ Waha Automation- improved run-time,
 recoveries and reduced fuel
▶ Use of idle Fashing plant for Edwards
 Lime JV
Future/Pending:
▶ Consolidation of FrontStreet Hugoton
 with the remainder of Mid-continent
 system
▶ Contract Compression Service Segment
 Integration - improve compression
 operations and reduced fuel
▶ Connection of Nexus to RIGS system
 via Sonat acquisition and additional
 capital expenditures
▶ Waha Plant Process Modifications-
 improve recoveries with lower fuel

Gathering & Processing and Transportation
Questions & Answers

Contract Compression Services
Randy Dean, President, CDM Resource Management

Contract Compression Services
▶ Contract Compression Segment provides our customers with turnkey services while adapting to their changing conditions to maximize their production and cash flow
▶ Provide custom-designed, cost-efficient natural gas compressor packages
▶ Provide complete compressor operation and maintenance services -
 including all labor, lube oil, antifreeze and wear parts
Delivering value to our customers through superior run-times

Owned
14.0 mm
Outsourced
6.9 mm
Majors
Gathering / Processing
Independents
29%
43%
28%
7%
12%
81%
▶ The current outsourced compression market is made up primarily of smaller, independent producers
▶ As the majors and larger independents sell off non-core assets, significant amounts of additional compression could enter the compression services market
Compression Market Overview
Compression Market Overview
Source: Spears - 2007 Compression Market Overview

25,000
20,000
15,000
10,000
5,000
0
Horsepower (000s)
Overall CAGR
2000
2001
2002
2003
2004
2005
2006
2007
Owned
Outsourced

U.S. Field Compression - Historical Growth
5.7%
CAGR
3.8%
CAGR
4.4%
CAGR
Source: Spears
▶ Since 2000, nationwide outsourced compression has grown as a percent of total compression every year
Historical Compression Growth - U.S. Markets

5
4
3
2
1
0
Year 1
Year 2
Year 3
Year 4
Year 5
Production Throughput (mmcf/d)
Brake Horsepower Requirement

Drivers of Compression Growth

▶ Driven by the volume of production in a field as well as the field’s average wellhead pressure and the average pressure of takeaway pipelines
Illustrative Example
▶ Because long-haul line pressures remain constant, compression requirements decrease linearly with production declines but increase exponentially with falling wellhead pressure
To End Market
Typical
Wellhead
Pressures
15-50psi
High-Pressure
Gathering
System
200-400psi
“Long-Haul”
Pipelines
1,000psi
Wellhead Compressor (50-200HP)
Field Compressor (600-2,000HP)

Contract Compression Business Model
 Contract Compression Services versus Unit Rental
 „ Full-service contract includes maintenance and unit operations
 „ 98% runtime guarantee places greatest value on customer cash flow
 „ Focus is on service level with no mention of specific unit in customer contract
 „ Because of our performance in this area, we maintain long-term relationships, resulting in long-term cash flow stability
 Larger Horsepower Applications
 Focus On Organic Growth versus Acquisitions
 „ Larger horsepower allows for greater attention per unit from field personnel (spreads fixed costs over more horsepower and allows for a higher employee/unit ratio)
 „ Promotes equipment standardization which reduces costs for parts, training and tools
 „ Promotes geographical and operating efficiencies
 „ Maintains existing culture

Distinctive Asset Base
Core compression operations are located in Texas, Louisiana and Arkansas
HP by Size1
HP
Range
Total
HP
% of
HP
# of
Units
0-499
47,673
7.7%
285
500-999
65,699
10.7%
106
1,000 and over
502,480
81.6%
334
 Total
615,852
100%
725
HP by Region1
State
Total
HP
Southwest (Texas)
199,962
Southeast (Louisiana and
Texas)
106,260
Northwest (Arkansas,
Louisiana and Texas)
110,032
Northeast (Texas)
199,598
 Total
615,852
1 Horsepower as of 3/31/08
Southwest Region
Southeast Region
Northwest Region
Northeast Region
1 Horsepower as of 3/31/08

Operating Horsepower
Horsepower
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
2008E
743,000 HP
CAGR 36.5%
127,118²
615,852¹
568,227
414,535
275,718
213,744
2004
2005
2006
2007
2008 Budget

Contract Compression Horsepower Growth
Contract Compression has seen impressive year-over-year growth in horsepower
▶ 81% of revenue generating horsepower are in larger horsepower units (>1000 HP)
New
Customer
Growth
Growth in
HP from
2004
Customers
100%
Retention
of 2004
Customers
213,744
108,635
293,473
1 As of 3/31/08
2 Represents budgeted additions

Contract Compression Services
Questions & Answers

Financial Overview
Stephen Arata, CFO

Disciplined Financial Growth Strategy

▶ Credit profile targets:
 ― Debt/Adjusted EBITDA: < 4.0x
 ― Adjusted EBITDA/Interest: > 5.0x
▶ Maintain significant liquidity
▶ Prudently manage our interest rate exposure and debt maturity profile
▶ Manage capital spending and distributable cash flow to support balance sheet
▶ Provide financial flexibility while achieving top quartile returns to unit holders
Regency’s key objective is to achieve an investment grade rating within the next 3 years

Adjusted EBITDA¹
$ in millions
$300
$250
$200
$150
$100
$50
$0
$50
$51
$93
$142
$220-$240
CAGR 47%²
2004
2005
2006
2007
2008E

Track Record of Performance

¹ Recast to reflect the TexStar and FrontStreet acquisitions accounted for in a manner similar to pooling of interests
² Based on $230 million which is the midpoint of 2008 guidance range

Q1 08 Growth Over Q1 07 Offers Glimpse of Potential
Future Growth

1st Quarter
Adjusted Segment Margin:
2008
2007
% Change
Gathering & Processing
57.1
30.2
89%
Transportation
14.7
14.3
3%
Compression Services
23.0
N/A
N/A
Total Adjusted Segment Margin
94.7
44.5
113%
Adjusted EBITDA
56.0
26.8
109%
Net Income
10.3
(1.3)
N/A
Cash Available for Distribution
37.9
18.4
106%
Cash Generated per LP Unit
- Excluding Class D Units
.53
N/A
N/A
- Total Units
.49
.38
29%
Actual Distribution per LP Unit
.42
.38
11%
Coverage Ratio
- Excluding Class D Units
1.36x
N/A
N/A
- Total Units
1.22x
1.00x
22%
$ in Millions, except per unit data

$ in millions
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
CAGR 52%
2004
2005
2006
2007
2008E
Gathering and Processing
Transport
Contract Compression Services

Adjusted Segment Margin
Changing Business Mix
$88
$154
$229
$404
$76

Adjusted Segment Margin CAGR 35%
1,000
900
800
700
600
500
400
300
200
100
0
Volume (thousand MMBtu/d)
$250
$200
$150
$100
$50
$0
Adjusted Segment Margin ($ in millions)
2004
2005
2006
2007
2008E
Volume
Adjusted Segment Margin

Gathering & Processing Segment Drivers
Adjusted Segment
Margin/MMBtu: $0.60 $0.57 $0.56 $0.60 $0.61
305
345
529
773
976
$67
$72
$109
$170
$219

Adjusted Segment Margin CAGR 62%
Volume (thousand MMBtu/d)
900
800
700
600
500
400
300
200
100
0
$70
$60
$50
$40
$30
$20
$10
$0
Adjusted Segment Margin ($ in millions)
2004
2005
2006
2007
2008E
Volume
Adjusted Segment Margin

Transport Segment Drivers
Adjusted Segment
Margin/MMBtu: $0.13 $0.17 $0.21 $0.22 $0.20
190
$45
$16
$9
830
752
587
258
$59
$62
Completion
of RIGS
Completion
of Bossier
Loop

$140
$120
$100
$80
$60
$40
$20
$0
200
180
160
140
120
100
80
60
40
20
0
Growth Capital Investment ($ in millions)
Incremental Revenue Generating Horsepower (in millions)
2005
2006
2007
2008E
Capital Investment
Incremental Revenue Generating Horsepower

Compression Segment Drivers
$118
$117
$105
$72
175
154
139
62

Growing Fee-Based Cash Flows
With the acquisition of Hugoton, CDM, and Nexus, a significantly larger portion of
Regency’s total segment margin is derived from fee-based business
Q4 2007
Q1 2008
Fee Based

Total Segment Margin
58%
42%
37%
63%

NGL Equity Production vs. Hedged

7,000
6,000
5,000
4,000
3,000
2,000
1,000
BBl/day
5,776
5,110
5,333
5,626
5,626
5,626
82%
92%
88%
83%
78%
27%
1Q 2008
2Q 2008
3Q 2008
4Q 2008
2009
2010
Equity Production
Hedge

Condensate Equity Production vs. Hedged

1,000
900
800
700
600
500
400
300
BBl/day
852
920
943
943
943
943
76%
71%
69%
69%
69%
69%
1Q 2008
2Q 2008
3Q 2008
4Q 2008
2009
2010
Equity Production
Hedge

Continued Stability of Cash Flows
Regency targets 85%, 75%, and 50% hedge ratios at years 1, 2, and 3 for NGL’s and a 70%
hedged ratio on condensate for all three years

($ millions)	Q1 Reported	Pricing Benefit on Unhedged Commodity Exposure	Impact of Hedges Below $80 Oil and $7 Gas	Results Using Q1 Fundamental Price Deck[1]
Adjusted EBITDA	**$56.0**	**($2.8)**	**$4.1**	**$57.3**
Interest Expense	(15.2)	-	-	(15.2)
Maintenance Capital	(3.3)	-	-	(3.3)
LTIP	0.8	-	-	0.8
Cash Taxes	(0.4)	-	-	(0.4)
Cash Available for Distribution	**$37.9**	**($2.8)**	**$4.1**	**$39.2**
LP Units Receiving Distributions (millions)	64.61			64.62
Total LP Units (millions)	71.89			71.90
Distribution per LP Unit	$0.42			$0.42
Coverage Ratio (Paid Units)	1.36x			1.41x
Coverage Ratio (All Units)	1.22x			1.27x

Q1 2008 Impact of Commodity Price Hedges on Results

1 Assumes no hedges and management's fundamental price deck of $80 oil and $7 gas
Earnings without hedges and with management fundamental price deck

4Q 2008		2009		2010	
	Bbl/d	Price	Bbl/d	Price	Bbl/d	Price
Ethane	2,034	$0.6004	1,920	$0.8000	N/A	N/A
Propane	1,336	$0.9937	1,160	$1.0991	740	$1.5325
Iso Butane	N/A	N/A	260	$1.6850	170	$1.9150
Normal Butane	868	$1.1881	500	$1.1254	320	$1.8950
Natural Gasoline	448	$1.4978	560	$1.7030	290	$2.5300
WTI	650	$68.38	650	$68.17	650	$121.30

* Prices are in $/gallon except condensate, which is in $/bbl

Locked in Growth in Cash Flows
Executed Hedges by Product:
On average, Regency’s executed hedge pricing increases over time, which translates into built-in growth in adjusted segment margin
▶ Relative to 2008 pricing, higher priced hedges will add approximately $11 million to adjusted segment margin in 2009 and $29 million to adjusted segment margin in 2010

Pro Forma Historical Organic Growth and Bolt-on Acquisitions

$ millions
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$248
$72
$176
$309
$105
$204
$259
$117
$142
$448
$118
$330
2005
2006
2007
2008E²
Gathering, Processing, and Transportation¹
Contract Compression

▶ Acquisition of CDM Resource Management will provide a consistent source of organic growth opportunities
▶ Historical returns on organic growth projects have been producing returns at 6x adjusted EBITDA
▶ Target asset IRR range for Gathering & Processing and Transport segments are 12%-20%
▶ Target asset IRR range for Compression segment is 12%-16%
Organic Growth and Bolt-on Acquisitions

Organic growth and small bolt-on acquisitions are expected to be at least $300 million per year going forward
1 Includes small bolt-on acquisitions
2 Through April, $81.6 million has been spent on organic growth projects

($ millions)	2008E
Growth Capital	
Gathering and Processing Segment	$ 90.5
Transportation Segment	-
Contract Compression Services Segment	117.5
Total Growth Capital	**$ 208.0**
Maintenance Capital	
Gathering and Processing Segment	$ 13.1
Transportation Segment	0.2
Contract Compression Services Segment	3.0
Other	0.7
Total Maintenance Capital	**$ 17.0**

2008 Budget Spending - Excluding Acquisitions

REGENCY ENERGY PARTNERS

($ millions)	12/31/2005	12/31/2006	12/31/2007	3/31/2008
Capitalization Summary				
Total debt	$ 429	$ 665	$ 482	**$ 1,091**
Partner Capital	231	213	470	**785**
Total book capitalization	**$ 660**	**$ 878**	**$ 952**	**$ 1,876**
Credit Statistics and Liquidity				
Adjusted EBITDA/Interest[1]	**2.4X**	**2.6X**	**4.6X**	3.6X
Total debt/Adjusted EBITDA[1]	**8.6X**	**6.5X**	**2.5X**	4.9X
Revolver size	$ 160	$ 250	**$ 500**	**$ 900**
Undrawn revolver	$ 99	$ 180	**$ 349**	**$ 140**

Balance Sheet Strength and Liquidity
1 EBITDA and interest expense are calculated using the most recent quarter annualized

 ▶ Capacity: $900 million
 ▶ Drawn: $780 million
 ▶ Revolver Pricing Grid
 Debt/EBITDA Spread over LIBOR
   >5.25x  225bp
   ≤5.25x  200bp
   ≤4.25x  175bp
   ≤3.75x  150bp
 ▶ Executed $300 million in swaps vs.
 1 month LIBOR at approximately
 2.4% fixed effective through
 3/5/2010
Credit and Liquidity

 ▶ Debt Rating  Ba3/BB-
 ▶ Debt/EBITDA³  4.83x
 ▶ EBITDA/Interest³  5.34x
 ▶ Fixed Charge Ratio³  2.97x
 ▶ % Fixed Debt  60.3%
 ▶ Average Interest Rate²  5.95%
 ▶ $357.5 million maturing on
 December 15, 2013
 ▶ 8.375% coupon paid semi-annually
 ▶ First call date December 15, 2010
Regency has sufficient capacity under its revolver to fund its budgeted organic growth plans through 2008
¹ Revolver statistics as of 5/28/2008
² Calculated debt at end of Q1 2008 and assumes 200bp margin on revolver
³ Based on compliance filings
Senior Notes
Revolver¹
Credit Summary

Significant Sponsor and Management Ownership

▶ GE EFS owns a 92% economic interest in Regency’s General Partner and approximately
 32% of Regency’s Limited partner units
 ― LP holdings include 17.7 million subordinated units and 4.7 million common units
 (received as consideration for GE EFS’s interest in FrontStreet Hugoton)
▶ Unique ownership structure with a large and broad ownership position by management
 ― LP units - management holds 2.4 million units¹, including restricted unit grants
 ― GP interest - management holds an 8% interest² in Regency’s GP and over 40 members of management can collectively earn-in to an additional 10% of the GP when certain cash flow targets are met
Incremental Distribution Earned
Annual Distributable Cash per Unit
2%
$2.50
5%
$2.75
10%
$3.00
Vesting Schedule for Class C Shares
¹ Includes the top 10 executives
² Includes current and former managements’ interest

Regency Approach to Guidance and Distributions

▶ Annual guidance ranges are developed using current year budget as the starting point.
 Ranges are developed for:
 ― EBITDA
 ― Cash available for distribution
 ― Cash generated per LP unit
▶ Guidance is based on management’s fundamental price deck for unhedged commodity exposure
▶ Lower end of range assumes one or two significant negative developments
▶ Higher end of range assumes one or two significant positive developments
▶ Distributions are set based on both current quarter and expected annual performance
 ― Cash flows are normalized to reflect management’s views on a sustainable pricing environment

Quarterly Distributions
$0.44
$0.42
$0.40
$0.38
$0.36
$0.34
$0.32
$0.30
10.5% Increase
2Q 2007
3Q 2007
4Q 2007
1Q 2008

12 Month Distribution Growth

2008 Outlook and Goals

▶ Evaluation of existing assets for optimization opportunities
▶ Continued improvement in operating fundamentals
▶ Significant growth in EBITDA and Cash Available for Distribution supported by integration of recent acquisitions and over $200 million of organic growth projects
▶ Development of medium-term organic growth plans, particularly with respect to the
 Haynesville Shale
▶ Realize synergies across business segments and regions
▶ Increase financial knowledge of operational team
▶ Consistently grow distributions while maintaining prudent coverage ratios

Financial Overview
Questions & Answers

Appendices

REGENCY
ENERGY PARTNERS

Reconciliation of forecasted twelve months ended December 31, 2008 net income to "cash available for distribution" and cash generated per LP unit

($ in thousands)	Low Estimate	Mid Estimate	High Estimate
Forecasted net income	$ 54,744	$ 64,744	$ 74,744
Add (deduct):			
Interest expense	71,800	71,800	71,800
Depreciation and amortization	83,800	83,800	83,800
Income taxes	1,400	1,400	1,400
EBITDA	$ 211,744	$ 221,744	$ 231,744
Add (deduct):			
Non-cash loss (gain) from risk management activities	3,090	3,090	3,090
Loss (gain) on sale of assets	26	26	26
Vacation accrual accounting change	904	904	904
Management services termination fee	3,888	3,888	3,888
Acquisition expenses	348	348	348
Adjusted EBITDA	$ 220,000	$ 230,000	$ 240,000
Interest expense	(71,800)	(71,800)	(71,800)
Maintenance capital expenditures	(17,000)	(17,000)	(17,000)
Income taxes	(1,400)	(1,400)	(1,400)
LTIP compensation	5,100	5,100	5,100
Cash available for distribution	$ 134,900	$ 144,900	$ 154,900
Average LP units outstanding (excluding Class D units)	64,510	64,510	64,510
Cash generated per LP unit (excluding Class D units)	$ 1.94	$ 2.05	$ 2.15
Average total LP units outstanding	71,790	71,790	71,790
Cash generated per total LP unit	$ 1.80	$ 1.91	$ 2.00

2008 Guidance

REGENCY ENERGY PARTNERS

Non-GAAP Adjusted Segment Margin to GAAP Net Income (Loss)

($ in thousands)	Year to Date Dec. 31, 2004	2005	2006	2007
Net income (loss)	$ 21,490	$ (10,860)	$ (7,244)	$ (13,836)
Add / (deduct):				
Operation and maintenance	19,605	24,291	39,496	58,000
General and administrative	7,216	15,039	22,826	39,713
Management services termination fee	-	-	12,542	-
Transaction expenses	7,003	-	2,041	420
Loss (gain) on sale of assets	-	-	-	1,522
Depreciation and amortization	11,790	23,171	39,654	55,074
Interest expense, net	6,432	17,880	37,182	52,016
Loss on debt refinancing	3,022	8,480	10,761	21,200
Other income and deductions, net	(194)	(421)	(839)	(1,252)
Minority interest	-	-	-	305
Equity income	(56)	(312)	-	-
Discontinued operations	121	(732)	-	-
Income tax expense (benefit)	-	-	-	931
Total Segment Margin	$ 76,429	$ 76,536	$ 156,419	$ 214,093
Non-cash loss (gain) from risk management activities	(322)	9,530	(6,158)	11,500
Non-cash put option expiration	-	1,956	3,658	3,059
Adjusted Total Segment Margin	$ 76,107	$ 88,022	$ 153,919	$ 228,652
Transportation segment margin	8,820	15,672	45,047	59,332
Non-cash loss (gain) from risk management activities	-	-	-	(390)
Adjusted Segment Margin for Transportation	8,820	15,672	45,047	58,942
Adjusted Segment Margin for Gathering and Processing	$ 67,287	$ 72,350	$ 108,872	$ 169,710

Non-GAAP Reconciliation

Non-GAAP Adjusted EBITDA to GAAP Net Income (Loss)

($ in thousands)	Year to Date Dec. 31, 2004	2005	2006	2007
Net income (loss)	$ 21,490	$ (10,860)	$ (7,244)	$ (13,836)
Income tax expense	-	-	-	931
Interest expense, net	6,432	17,880	37,182	52,016
Depreciation and amortization	11,790	23,171	39,654	55,074
EBITDA (a)	$ 39,712	$ 30,191	$ 69,592	$ 94,185
Non-cash loss (gain) from risk management activities	(322)	9,530	(6,158)	11,500
Non-cash put option expiration	-	1,956	3,658	3,059
LTIP accelerated vesting charge	-	-	-	11,928
Loss (gain) on sale of assets	-	-	-	1,522
Loss on debt refinancing	3,022	8,480	10,761	21,200
Management services termination fee	-	-	12,542	-
Acquisition expenses	7,003	-	2,041	420
Compressor insurance proceeds	-	-	-	(1,741)
Other income/expense	-	-	15	6
Management fee	379	1,073	360	-
Adjusted EBITDA	$ 49,794	$ 51,230	$ 92,811	$ 142,079

a) Earnings before interest, taxes, depreciation and amortization

Non-GAAP Reconciliation

Non-GAAP Adjusted EBITDA to GAAP Net Income (Loss)

($ in thousands)	Three Months Ended Mar. 31, 2007		Three Months Ended Mar. 31, 2008	
Net income (loss)	$	(1,295)	$	10,348
Income tax expense		-		251
Interest expense, net		14,885		15,406
Depreciation and amortization		11,427		21,741
EBITDA (a)	$	25,017	$	47,746
Non-cash loss (gain) from risk management activities		(684)		3,090
Non-cash put option expiration		693		-
Loss on sale of assets		1,808		26
Vacation accrual accounting change		-		904
Management services termination fee		-		3,888
Acquisition expenses		-		348
Other income/expense		6		-
Adjusted EBITDA	$	26,840	$	56,002

a) Earnings before interest, taxes, depreciation and amortization

Non-GAAP Reconciliation

Non-GAAP Adjusted Segment Margin to GAAP Net Income (Loss)

($ in thousands)	Three Months Ended Mar. 31, 2007	Three Months Ended Mar. 31, 2008
Net income (loss)	$ (1,295)	$ 10,348
Add:		
Operation and maintenance	10,925	28,845
General and administrative	6,851	10,923
Management services termination fee	-	3,888
Transaction expenses	-	348
Loss (gain) on sale of assets	1,808	-
Depreciation and amortization	11,427	21,741
Interest expense, net	14,885	15,406
Other income and deductions, net	(110)	(176)
Minority interest	-	72
Income tax expense (benefit)	-	251
Total Segment Margin	$ 44,491	$ 91,646
Non-cash loss (gain) from risk management activities	(684)	3,090
Non-cash put option expiration	693	-
Adjusted Total Segment Margin	$ 44,500	$ 94,736
Transportation segment margin	(14,313)	(14,693)
Contract compression segment margin	-	(23,021)
Inter-segment elimination	-	75
Adjusted Segment Margin for Gathering and Processing	$ 30,187	$ 57,097

Non-GAAP Reconciliation

REGENCY
ENERGY PARTNERS

Reconciliation of Non-GAAP CAFD to Net Cash Flows Provided by Operating Activities and to Net Income (Loss)

($ in thousands)	Three Months Ended Mar. 31, 2007		Three Months Ended Mar. 31, 2008	
Net cash flows provided by operating activities	$	27,470	$	57,538
Add (deduct):				
Depreciation and amortization		(11,986)		(22,398)
Risk management portfolio value changes		124		(3,098)
Equity income		43		-
Loss on sale of assets		(1,808)		-
Unit based compensation expenses		(1,103)		(794)
Accounts receivable and accrued revenues		1,959		19,264
Other current assets		(598)		(2,800)
Accounts payable, accrued cost of gas and liquids and accrued liabilities		(5,220)		(25,950)
Other current liabilities		(10,617)		(18,249)
Other assets		441		6,835
Net income (loss)	$	(1,295)	$	10,348
Add (deduct):				
Income tax expense (benefit)		-		251
Interest expense, net		14,885		15,406
Depreciation and amortization		11,427		21,741
EBITDA	$	25,017	$	47,746
Add (deduct):				
Non-cash loss from risk management activities		(684)		3,090
Non-cash put option expiration		693		-
Loss on sale of assets		1,808		26
Acquisition expenses		-		348
Management services termination fee		-		3,888
Other income/expense		6		-
Vacation accrual accounting change		-		904
Adjusted EBITDA	$	26,840	$	56,002
Add (deduct):				
Unit based compensation expenses		1,103		794
Interest expense		(14,255)		(15,159)
Maintenance capital expenditures		(864)		(3,325)
Proceeds from sale of assets		5,610		-
Income taxes		-		(378)
Cash available for distribution	$	18,434	$	37,934

Non-GAAP Reconciliation

Non-GAAP EBITDA to GAAP Net Income (Loss) for Contract Compression Segment

($ in thousands)	Year to Date Dec. 31, 2005		2006		2007		2008E	
Net income (loss)	$	6,082	$	8,644	$	2,009	$	41,141
Add:								
Interest expense		5,090		10,928		18,732		-
Depreciation expense		4,851		7,311		12,003		15,667
EBITDA	$	16,023	$	26,883	$	32,744	$	56,808

Non-GAAP Reconciliation